                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 24, 2000

                                 BINGO.COM, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       FLORIDA                    000-26319                  98-0206369
  ---------------             ----------------           ------------------
  (STATE OR OTHER             (COMMISSION FILE             (IRS EMPLOYER
  JURISDICTION OF                 NUMBER)                IDENTIFICATION NO.)
  INCORPORATION)

        4223 GLENCOE AVENUE, SUITE C200, MARINA DEL REY, CALIFORNIA 90292
        -----------------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 301-4171

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) New independent accountants:

     The Board of Directors of Bingo.com, Inc. (the "Company") approved the appointment of Grant Thornton, Los Angeles, California, as the Company's new independent accountants as of July 24, 2000. During the Company's two (2) most recent fiscal years and through the date of this report, (i) there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, and (ii) neither the Company nor anyone else on its behalf has consulted Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 28, 2000                  BINGO.COM, INC.

                                     By: /s/ Shane Murphy
                                         ---------------------------------------
                                             Shane Murphy
                                             President, Chief Executive Officer
                                             and Treasurer

                                       3